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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 18, 1998
                Date of Report (Date of earliest event reported)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

     Maryland                       1-10899                    13-2744380
------------------------       -----------------          ------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)

3333 New Hyde Park Road

New Hyde Park, New York                                      11042-0020
--------------------------------------                   ------------------
(Address of principal executive offices)                     (zip code)


                                  516/869-9000
                       -----------------------------------
                             Registrant's telephone,
                               including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)


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Item 5  Other Events

Attached and incorporated by reference as Exhibit 4.(a) to this report on Form 8-K is the Purchase Agreement (the "Purchase Agreement"), dated as of May 18, 1998, among Kimco Realty Corporation, a Maryland corporation ("Kimco"), The Price REIT, Inc., a Maryland corporation ("Price REIT") and LB I Group Inc. (the "Initial Purchaser"), with Exhibits.

Item 7  Financial Statements and Exhibits

        Exhibits 1(k) and 1(l) listed below are filed as exhibits and are incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-37285).

Exhibits

        1(k) Underwriting Agreement, dated May 27, 1998, between PaineWebber Incorporated and Kimco Realty Corporation.

        1(l) Terms Agreement, dated May 27, 1998, between PaineWebber Incorporated and Kimco Realty Corporation.

        4(a) Purchase Agreement, dated as of May 18, 1998, among Kimco Realty Corporation, The Price REIT Inc. and LB I Group Inc., with exhibits.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Kimco Realty Corporation
                                           -------------------------
                                           Registrant



Date: June 4, 1998



                                           By: /s/ Michael V. Pappagallo
                                           -----------------------------
                                           Michael V. Pappagallo
                                           Chief Financial Officer and
                                           Vice President



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